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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

February 20, 2007
Date of Report (Date of earliest event reported)

FTD GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-32425 (Commission File Number)	87-0719190 (I.R.S. Employer Identification Number)
3113 Woodcreek Drive Downers Grove, Illinois (Address of principal executive offices)		60515 (Zip Code)

(630) 719-7800
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        On February 20, 2007, the Board of Directors of FTD Group Inc. (the "Company") approved, and the Company entered into, an amendment to the First Amended and Restated Credit Agreement, dated August 7, 2006, by and among the Company, as borrower, Wells Fargo Bank, N.A., as administrative agent, Mizuho Corporate Bank, Ltd. and ING Capital LLC, as co-syndication agents, and BMO Capital Markets, as documentation agent, and the lenders listed therein, which, among other things, amends certain restrictions to allow the Company to make certain dividend and other restricted junior payments.

        A copy of the amendment is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On February 20, 2007, Thomas M. White was appointed to the Company's Compensation Committee. Mr. White is an independent director under the New York Stock Exchange listing standards.

Item 7.01. Regulation FD Disclosure.

        The information in this Item 7.01 of this Current Report on Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability under such Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Reaffirmation of Guidance

        At investor and other meetings in connection with the offering, the Company will reaffirm the financial outlook initially included in the Company's press release, dated January 25, 2007, as furnished in its Current Report on Form 8-K, filed on January 25, 2007.

Item 8.01 Other Events.

1.
Declaration of Dividend

        On February 21, 2007, the Company issued a press release announcing a dividend policy and declaration of its first quarterly dividend.

        The text of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

2.
Announcement of Secondary Stock Offering

        On February 21, 2007, the Company issued a press release announcing a secondary stock offering by affiliates of Leonard Green & Partners, L.P. and management.

        The text of the press release is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

3.
Preliminary Prospectus Supplement

        On February 21, 2007, the Company filed a preliminary prospectus supplement with the Securities and Exchange Commission and provided the preliminary prospectus supplement to our underwriters for the purposes of facilitating a secondary offering of our common stock (the "offering").

        Excerpts from the preliminary prospectus supplement are filed as Exhibit 99.3 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

  (d)
  Exhibits

  Exhibit 10.1 FTD Group, Inc. amendment to First Amended and Restated Credit Agreement, dated February 20, 2007.

  Exhibit 99.1 FTD Group, Inc. declaration of dividend press release, dated February 21, 2007.

  Exhibit 99.2 FTD Group, Inc. declaration of secondary offering press release, dated February 21, 2007.

  Exhibit 99.3 Excerpts from FTD Group, Inc. prospectus supplement, dated February 21, 2007.

  Exhibit 99.4 Unaudited pro forma condensed consolidated statement of operations for FTD Group, Inc. and its consolidated subsidiaries for the six months ended December 31, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTD GROUP, INC.
By:	/s/ BECKY SHEEHAN
Name:	Becky Sheehan
Title:	Chief Financial Officer
Date: February 21, 2007

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SIGNATURES